Tech Electro Industries, Inc.
                         477 Madison Avenue, 24th Floor
                            New York, New York 10022
                               (212) 583-0900 Tel
                               (212) 583-0741 Fax

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON June 19, 2000

To the Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders (the "Meeting") of Tech Electro Industries, Inc., a Texas corporation (the "Company"), which will be held at 4300 Wiley Post Road, Addison, Texas 75001, to consider and act upon the following matters, all as more fully described in the accompanying Proxy Statement which is incorporated herein by this reference:

1. To elect a board of three directors to serve until the next annual meeting of the Company's stockholders or until their respective successors have been elected and qualify;

2. To ratify the selection and appointment of King, Griffin & Adamson, P.C. as the Company's independent public accountants for fiscal year 2000; and

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record of the Company's Common Stock and Series A Preferred Stock at the close of business on May 10, 2000, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at, the Meeting.

     THOSE WHO CANNOT ATTEND ARE URGED TO SIGN, DATE, AND OTHERWISE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. ANY STOCKHOLDER GIVING A PROXY HAS THE RIGHT TO REVOKE IT ANY TIME BEFORE IT IS VOTED.

                                           BY ORDER OF THE BOARD OF DIRECTORS


                                           Mee Mee Tan
                                           Secretary
New York, New York
May 12, 2000

                          Tech Electro Industries, Inc.

                         477 Madison Avenue, 24th Floor
                            New York, New York 10022
                                 (212) 583-0900

                                 _______________

                                 PROXY STATEMENT

                                 _______________

     The following information is furnished in connection with the solicitation of proxies for the Annual Meeting of Stockholders of Tech Electro Industries, Inc., a Texas corporation (the "Company"), to be held at 4300 Wiley Post Road, Addison, Texas 75001 at 10:00 a.m. CDST, on Monday, June 19, 2000, and any adjournments thereof (the "Meeting"), for the purposes stated in the Notice of Annual Meeting of Stockholders preceding this Proxy Statement.

                     SOLICITATION AND REVOCATION OF PROXIES

     A form of proxy is being furnished herewith by the Company to each stockholder and, in each case, is solicited on behalf of the Board of Directors of the Company for use at the Meeting. Stockholders are requested to complete, date and sign the accompanying proxy and return it promptly to the Company. Your execution of the enclosed proxy will not affect your right as a stockholder to attend the Meeting and to vote in person. Any stockholder giving a proxy has the right to revoke it at any time by either (i) a later-dated proxy, (ii) a written revocation sent to and received by the Secretary of the Company prior to the Meeting, or (iii) attendance at the Meeting and voting in person.

     The entire cost of soliciting these proxies will be borne by the Company. The Company may pay persons holding shares in their names or the names of their nominees for the benefit of others, such as brokerage firms, banks, depositories, and other fiduciaries, for costs incurred in forwarding soliciting materials to their principals. Members of the Management of the Company may also solicit some stockholders in person, or by telephone, telegraph or telecopy, following solicitation by this Proxy Statement, but will not be separately compensated for such solicitation services. It is estimated that this Proxy Statement and accompanying Proxy will first be mailed to stockholders on or before May 12, 2000.

     Proxies duly executed and returned by stockholders and received by the Company before the Meeting will be voted FOR the election of all three of the nominee-directors specified herein, and FOR the ratification of the selection and appointment of King, Griffin & Adamson, P.C. as the Company's independent public accountants for fiscal year 2000, unless a contrary choice is specified in the proxy. Where a specification is indicated as provided in the proxy, the shares represented by the proxy will be voted and cast in accordance with the specification made. As to other matters, if any, to be voted upon, the persons designated as proxies will take such actions as they, in their discretion, may deem advisable. The persons named as proxies were selected by the Board of Directors of the Company and each of them is a director of the Company.

                           STOCKHOLDERS' VOTING RIGHTS


     Only holders of record of the Company's Common Stock, $0.01 par value ("Common Stock") and Series A Preferred Stock, $1.00 par value ("Series A Stock"), at the close of business on May 10, 2000 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting. On such date there were 8,103,139 shares of Common Stock outstanding and 120,588 shares of Series A Stock outstanding, with one vote per share and all voting as one class.

     With respect to the election of directors, assuming a quorum is present, the five candidates receiving the highest number of votes will be elected. See "Nomination and Election of Directors." To ratify the selection and appointment of King, Griffin & Adamson, P.C., assuming a quorum is present, the affirmative vote of stockholders holding a majority of the voting power represented at the Meeting is required. A quorum is the presence in person or by proxy of shares representing a majority of the voting power of the Common Stock and Series A Stock.

     Under the Company's bylaws and Texas law, shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Any shares represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have no impact in the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger proportion of votes. Any shares represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) with respect to the proposals to ratify the selection and appointment of King, Griffin & Adamson, P.C., will have the effect of a no vote for such proposal.

                  VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

     The following table sets forth, as of the Record Date, the only persons known to the Company to be the beneficial owners of more than 5% of the Company's Common Stock and Series A Stock:

------------------  ------------ -------- ----------     ---------
                    Common                Series A
                    Stock                 Stock
                    ------                --------
                    Amount                Amount
                    and                   and
                    Nature of             Nature of                   % of
                    Beneficial   % of     Beneficial     % of         Voting
Name and Address    Ownership(1) Class(2) Ownership(1)   Class(2)     Power(3)
------------------  ------------ -------- ------------   ---------    --------
William Tan         3,467,546    42.79%        5,000       4.18%       13.45%
Kim Wah, President  Direct                (through
and CEO             and Indirect          ownership of
No. 18 Jalan Sri    (4)                   5,000 units)
Semantan 1
Damansara Heights
50490
Kuala Lumpur
Malaysia

------------------  ------------ -------  ----------     ---------    ----------
Gin Securities,Ltd. 1,163,636(5) 14.36%            0       0            7.18%
11 Jalan Medang     Direct
Bukit Bandaraya
59100 Kuala Lumpur
Malaysia
------------------  ------------ -------  ----------     ---------    --------
Pricewaterhouse     1,100,000    13.57%            0       0           13.57%
Coopers, Inc.       Direct
145 King Street W
Toronto Ontario
Canada
M5H 1V8
------------------  ------------ -------  ----------     ---------    --------
Jenny Jechart       1,094,696(6) 13.51%            0       0            6.28%
10724 WilshireBlvd. Direct and
Los Angeles,CA 90024Indirect
------------------  ------------ -------  ----------     ---------    --------
Jason Tan Highway     668,000(7)  8.24%            0       0            4.12%
Wisma Cosway#12-02, Direct
Jln.Raja Chulan
50200 Kuala Lumpur,
Maylysia
------------------  ------------ -------  ----------     ---------    --------
Wooi Hou Tan          666,000(8)  8.21%            0       0            4.11%
First Floor Flat    Direct
53 Gloucester Road
London, England SW74QN
United Kingdom
------------------  ------------ -------  ----------     ---------    --------
Mutsuko Gomi          666,000(8)  8.21%            0       0            4.11%
1367-31 Kawana      Direct
Ito-Shi,
Japan 414
------------------  ------------ -------  ----------     ---------    --------
Craig D. La Taste     542,979(9)  6.70%            0       0            6.42%
4300 Wiley Post Rd. Direct
Dallas, TX 75244
USA
------------------  ------------ -------  ----------     ---------    --------
Mee Mee Tan,          535,000(10) 6.61%            0       0            2.53%
Secretary           Direct and
477 Madison Ave,    Indirect
24th Floor
New York, NY 10022

------------------  ------------ -------  ----------     ---------    --------
Sadasuke Gomi         487,150(11) 6.01%            0       0            2.56%
477 Madison Avenue
24th Floor
New York, N Y 10022

------------------  ------------ -------  ----------     ---------    --------
All Directors       4,689,696    57.97%        5,000       2.70%       20.10%
and Executive
Officers as a Group
(4 persons)

(1) Except as otherwise indicated and subject to applicable community property and similar laws, the Company assumes that each named person has the sole voting and investment power with respect to his or her shares (other than shares subject to options).

(2) Percent of class is based on the number of shares outstanding as of the Record Date. In addition, shares which a person had the right to acquire within 60 days are also deemed outstanding in calculating the percentage ownership of the person but not deemed outstanding as to any other person. Does not include shares issuable upon exercise of any warrants, options or other convertible rights issued by the Company which are not exercisable within 60 days from the date hereof.

(3) In order to reflect the voting rights of the Common Stock and Series A Stock as of the Record Date based on shares which a holder has the right to acquire within 60 days, if such right has not been exercised as of the Record Date. However, all shares which a holder has the right to acquire within 60 days, are accounted for in the percentage of class calculations for each of the individual type of securities accounted for in this table. See footnote 2 above.

(4)     Includes (i) 75,000 shares directly held by Mr. Tan,
        (ii) options to acquire 500,000 shares of common stock exercisable within 60 days of the Record Date.
        (iii) 288,000 shares of common stock, 100,000 options to purchase common stock and 1,050,000 warrants to purchase stock held by Placement & Acceptance, Inc., (both exercisable within 60 days of the Record Date), a company of which Mr Tan is a director and officer. (iv) 727,273 shares of common stock and 727,273 warrants to purchase shares of common stock held by Ventures International, Ltd., a company of which Mr. Tan is a director and officer.
        (v) 5,000 Units, with each Unit convertible within 60 days of the Record Date into one share of common stock and one share of Preferred Stock, of which one share of Preferred Stock is convertible into two shares of common stock.

(5)     Includes (i) 581,818 shares of Common Stock and (ii)
        581,818 warrants exercisable within 60 days of the Record Date.

(6) Includes (i) 509,091 shares of Common Stock, (ii) 509,091 warrants exercisable within 60 days of the Record Date and (iii) 76,514 warrants exercisable within 60 days of the Record Date owned by
        AlphaNetFunding, LLC of which Ms. Jechart is the principal.

(7) Includes options to acquire 334,000 shares of common stock exercisable within 60 days of the Record Date.

(8) Includes options to acquire 333,000 shares of common stock exercisable within 60 days of the Record Date.

(9) Mr. La Taste has direct ownership of 433,732 shares of Common Stock, and as of the Record Date as a partner of La Taste Enterprise (with his two children), he is owner of 16,667 shares of Common Stock which shares have been included in the percent of shares shown herein. In addition, Mr. La Taste has been granted 35,000 options, each toacquire one share of Common Stock; 26,250 of such options are exercisable within 60 days of the Record Date, and are included in the percent of shares shown herein. Mr. La Taste's wife, Jacqueline Green La Taste, is the owner of 24,213 shares of Common Stock which she received in 1994 as an inheritance. Mr. La Taste disclaims any beneficial interest in these shares. Mr. La Taste's children are beneficiaries of the La Taste Children's Trust, which owns 46,317 shares of Common Stock of the Company. Mr. La Taste also disclaims any beneficial interest in these shares.

(10) Includes (i) 205,000 shares held by Ms. Tan and the options to acquire 180,000 shares of common stock exercisable within 60 days of the Record Date attributed to her through Equator Holdings, Inc. a company of which Ms. Tan is a director and officer and (ii) options held directly by Ms. Tan to acquire 150,000 shares of common stock within 60 days of the Record Date.

(11)    Includes (i) 2,150 shares held directly by Mr. Gomi,
        (ii) 205,000 shares and options to acquire 180,000 shares exercisable within 60 days of the Record Date attributed to him through Fleet Security Investments, Inc. of which Mr. Gomi is a director and (iii) an option granted to Gomi to acquire 100,000 shares that is exercisable within 60 days of the Record Date.

                          STOCK OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information regarding the shares of the Company's Common Stock and Series A Stock, beneficially owned as of the Record Date by all directors, nominees, executive officers identified in the Summary Compensation Table below, and all current directors and executive officers of the Company as a group:

                    Common                  Series A
                    Stock                   Stock
                    ------------            -----------
                    Amount                  Amount
                    and                     and
                    Nature of               Nature of                   % of
                    Beneficial     % of     Beneficial      % of        Voting
Name and Address    Ownership      Class(1) Ownership       Class(1)    Power(2)
------------------  ------------   -------  ------------    --------    --------
William Kim         3,467,546      42.86%        5,000        4.18%       13.48%
Wah Tan             Direct                  (through
No. 18 Jalan Sri    and Indirect            ownership of
Semantan 1          (3)                     5,000 units)
Damansara Heights
50490
Kuala Lumpur
Malaysia
------------------  ------------   -------  ------------    --------    --------
Sadasuke Gomi         487,150        6.02%           0        0            2.25%
477 Madison Ave,    Direct
24th Floor          and Indirect
New York, NY 10022  (4)
------------------  ------------   -------  ------------    --------    --------
Ian Colin Edmonds     200,000(5)     2.47%           0        0            0
477 Madison Ave,
24th Floor
New York, NY 10022
------------------  ------------   -------  ------------    --------    --------
Mee Mee Tan           535,000(6)     8.21%           0        0            4.37%
477 Madison Ave,    Indirect
24th Floor
New York, NY 10022
------------------  ------------   -------  ------------    --------    --------
All Directors       4,689,696      57.97%        5,000       20.10%       20.10%
and Executive
Officers as a Group
(4 persons)
------------------  ------------   -------  ------------   ---------    --------

     Except as otherwise indicated and subject to applicable community property and similar laws, the Company assumes that each named person has the sole voting and investment power with respect to his or her shares (other than shares subject to options).

(1) Percent of class is based on the number of shares outstanding as of the Record Date. In addition, shares which a person had the right to acquire within 60 days of the Record Date, are also deemed outstanding in calculating the percentage ownership of the person but not deemed outstanding as to any other person. Does not include shares issuable upon exercise of any warrants, options or other convertible rights issued by the Company which are not exercisable within 60 days of the Record Date.

(2) In order to reflect the voting rights of the Common Stock and Series A Stock as of the Record Date, the above percentage is not based on shares which a holder has the right to acquire within 60 days, if such right has not been exercised as of the Record Date. However, all shares, which a holder has the right to acquire within 60 days, are accounted for in the percentage of class calculations for each of the individual type of securities accounted for in this table. See footnote 1 above.

(3) Includes (i) 75,000 shares directly held by Mr. Tan, (ii) options to acquire 500,000 shares of common stock exercisable within 60 days of the Record Date,
(iii) 288,000 shares of common stock, 100,000 options to purchase common stock and 1,050,000 warrants to purchase stock held by Placement & Acceptance, Inc., (both exercisable within 60 days of the Record Date), a company of which Mr Tan is a director and officer, (iv) 727,273 shares of common stock and 727,273 warrants to purchase shares of common stock held by Ventures International, Ltd., a company of which Mr. Tan is a director and officer, (v) 5,000 Units, with each Unit convertible within 60 days of the Record Date into one share of common stock and one share of Preferred Stock, of which one share of Preferred Stock is convertible into two shares of common stock.

(4) Includes: (i) 205,000 shares and options to acquire 180,000 shares exercisable within 60 days of the Record Date attributed to him through Fleet Security Investments, Inc. of which Mr. Gomi is a director, (ii) 2,150 shares directly held by Mr. Gomi and (iii) an option to acquire 100,000 shares of common stock exercisable within 60 days of the Record Date.

(5) Represents shares underlying options exercisable by Mr. Edmonds within 60 days of the Record Date.

(6) Includes (i) 205,000 shares held directly by Ms. Tan; (ii) 150,000 shares underlying options exercisable by Mr. Tan within 60 days of the Record Date; and
(iii) 180,000 shares underlying options exercisable with 60 days of the Record Date by Equator Holdings, Inc. of which Ms. Tan is a director and officer.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


     Computer Components Corporation ("CCC") leases its office and warehouse premises from La Taste Enterprises, a partnership comprised of Craig D. La Taste and members of his family. The current lease is for a term ending February 28, 2005 and provides for an annual base rent of $100,800.

     On October 26, 1999, the Company completed the acquisition of AlphaNet. Aspart of this transaction, the Company arranged for a $2,525,000 credit facility for AlphaNet to refinance its existing indebtedness. $1,525,000 of the said indebtedness was refinanced through Appel Investments Inc. ("Appel"). William Tan Kim Wah's brother, Kim Yeow Tan is an officer of Appel. In conjunction with Appel's $1,525,000 loan to refinance AlphaNet indebtedness, AlphaNet paid a loan origination fee of $150,737. The remaining balance of the indebtedness is an interest only loan at 20.5% per annum. The principal of the indebtedness is due in full on October 26, 2001. As additional consideration for the refinancing, Appel Investments Inc. received 116,703 Warrants to purchase the Common Stock of the Company exercisable at $0.75 per share. The Warrants expire on October 20, 2004.

     The Company engaged Placement & Acceptance, Inc. ("PAI"), a British Virgin Islands corporation, to effect a private placement of securities, which was consummated in December 1997. Mr. Tan is a director and shareholder of PAI. PAI received fees of $112,000, inclusive of expenses, for acting as sales agent in the placement. The Company also engaged PAI in October, 1999 to effect a private placement of securities to raise $1,400,000 for the Company's acquisition of AlphaNet. PAI received a placement fee of warrants to purchase 500,000 shares in consideration for services rendered. In addition, the Company retained PAI to refinance the outstanding AlphaNet indebtedness required to complete the acquisition. PAI received a placement fee of warrants to purchase 550,000 shares of common stock in consideration for services rendered. All of these warrants are exercisable at $0.75 per share and expire on October 20, 2004.

     On February 25, 2000, the Company renegotiated and settled in full its $2.1 Million promissory note with PricewaterhouseCoopers, Inc. (Trustee of the Estate of AlphaNet Telecom Inc.) that composed part of the purchase price of the acquisition of AlphaNet. The promissory note was paid in full by the payment of $500,000 cash and the issuance of 1,100,000 shares of Common Stock. The $500,000 cash was raised by a loan from Caspic International, Inc. Mr. Tan is also a director and shareholder of Caspic International, Inc. The loan is due on May 25, 2000, bears an interest rate of 12% per annum payable monthly and is secured by a pledge of the shares of capital stock of AlphaNet. As additional consideration for the loan, the Company also issued warrants to purchase 250,000 shares of Common Stock at $0.73 per share (which was the market price on the day the transaction was negotiated), exercisable immediately, with an expiration date of February 25, 2005.

                      NOMINATION AND ELECTION OF DIRECTORS

     The Company's directors are to be elected at each annual meeting of stockholders. At this Meeting, three directors are to be elected to serve until the next annual meeting of stockholders or until their successors are elected and qualify. The nominees for election as directors at this Meeting set forth in the table below are all recommended by the Board of Directors of the Company.

     In the event that any of the nominees for director should become unable to serve if elected, it is intended that shares represented by proxies which are executed and returned will be voted for such substitute nominee(s) as may be recommended by the Company's existing Board of Directors.

     The three nominee-directors receiving the highest number of votes cast at the Meeting will be elected as the Company's directors to serve until the next annual meeting of stockholders or until their successors are elected and qualify.

     The following table sets forth certain information concerning the nominees for election as directors and accounts for all of the current directors (all of such nominees being continuing members of the Company's present Board of Directors) and officers of the Company with the exception of Julie A. Sansom-Reese who is currently the Interim Chief Financial Officer of the Company and Mee Mee Tan who is currently Secretary of the Company and who are noted below as significant employees:

       Nominee                      Principal Occupation
       -------                      --------------------
 William Kim Wah Tan    Investor, President, Chief Executive Officer,      57
                                  and Chairman of the Board
                                        of the Company

 Ian Colin Edmonds      Vice President and Director of the Company         28

 Sadasuke Gomi             Investor and Director of the Company            29

     WILLIAM KIM WAH TAN was elected President, Chief Executive Officer, Director, and Chairman of the Board of Directors of the Company in February 1997. Mr. Tan has been active as an entrepreneur in the fields of finance, general insurance, property development and management for the past twenty years. He has held senior management positions in a number of financing, insurance, textile, property development and related businesses. Mr. Tan is the father of Mee Mee Tan.

     IAN COLIN EDMONDS, Vice President and director of the Company. Mr. Edmonds is a graduate of the University of Denver, where he received a bachelors degree in Marketing and minor in Statistics in June 1996. Following graduation and through December 1997, he was Assistant Product Manager at Information Handling Services, a private information-technology firm, in Denver, Colorado. Mr. Edmonds has served as a director of the Company since July 1997. Mr. Edmonds was elected Vice President in February 1999.

     SADASUKE GOMI was elected Director of the Company in February 1997. Mr. Gomi is a graduate of Meii University in Japan, where he received a bachelor's degree in commerce in 1995. During the past five years, Mr. Gomi's principal occupation has been that of a private investor, as well as a student.

     No family relationship exists among any of the executive officers or directors of Company or persons nominated or chosen to become directors or executive officers, except that William Kim Wah Tan is the father of Mee Mee Tan, Secretary of the Company.


Significant Employees

     The following table sets forth-certain information concerning significant employees of the Company and its wholly owned subsidiaries.

     Name                 Age                         Position
     ----                 ---                         --------
Julie A. Sansom-Reese     37                  Interim Chief Financial Officer of
                                              the Company and CFO of CCC

Randy Hardin              40                  CEO of CCC

Ian Kindred               52                  Vice President of AlphaNet
                                              Hospitality Systems, Inc.

Mee Mee Tan               26                  Secretary of the Company


     JULIE A. SANSOM-REESE was named Interim Chief Financial Officer of the Company in November 1999. Since August 1986, she has served as CFO of CCC. She served as CFO of the Company from 1992 through June 1996. She earned a BA from Texas Tech University in August 1986.

     RANDY T. HARDIN is Chief Executive Officer of CCC. He has been an officer of CCC since November 1996. From 1991 to 1996, Mr.Hardin was the National Sales Manager of MK Battery, Inc., a distributor of sealed batteries. Mr.Hardin is a graduate of Texas A&M University where he received a B.A. in Political Science/Marketing in 1982.

     IAN KINDRED is Vice President of AlphaNet. He joined AlphaNet in 1992 to create and manage its InnFax operations, engineering and customer service in North America.

     MEE MEE TAN is the Secretary of the Company. She holds a BS degree in Marketing and a minor in Statistics from the University of Denver, Colorado. Prior to joining the Company, Ms. Tan was an intern at Prudential Securities in Denver, Colorado. She is the daughter of William Kim Wah Tan.

                       INFORMATION CONCERNING THE BOARD OF
                        DIRECTORS AND CERTAIN COMMITTEES

     The business of the Company's Board of Directors is conducted through full meetings of the Board and consents of members. The Company does not have a nominating committee, audit committee or compensation committee of the Board of Directors. The nominees for election as directors at the Meeting were selected by the Board of Directors of the Company.

     There were four meetings of the Board of Directors of the Company during the last fiscal year of the Company. Messrs. Tan and Edmonds attended all four of these meetings. Ms. Gomi attended none. Other Board action was taken by unanimous consents.

Compensation of Board of Directors

     Directors' Fees. Effective May 9, 1997, for service on the Board of Directors, directors who are not employees of the Company receive a payment of $500.00 for each meeting attended in person, plus reimbursement for travel expenses. Directors are entitled to reimbursement for out-of-pocket expenses in connection with attendance at board meetings.

     Options. As of the Record Date, Messrs Tan, Edmonds and Gomi held options to purchase 500,000 200,000 and 100,000 shares of common stock, respectively, that were granted to them as compensation for services to the Company. The options are exercisable at any time at $0.75 per share and expire November 15, 2004 except options for 100,000 shares granted to Mr. Tan that expire October 31, 2001. . EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Compensation

Summary Compensation Table

     The following table sets forth information for the fiscal year ended December 31, 1999, 1998, and 1997 concerning compensation of the Chief Executive Officer and the four most highly compensated executive officers of the Company whose salary and bonus compensation was at least $100,000, for services in all capacities to the Company and its subsidiaries or divisions in the fiscal year ended December 31, 1999:

                           SUMMARY COMPENSATION TABLE

              Annual Compensation                 Long-Term Compensation
              -------------------                 -----------------------
                                                  Awards                             Payouts
----------    -------  ------  ----- -----------  ----------       ------------      --------
Name and      Fiscal   Salary  Bonus Other        Restricted       Securities        LTIP
Principal     Year     ($)     ($)   Annual       stock            Underlying        Payouts
Position      Ended                  Compensation award(s)         Options/          ($)
              December               ($)          ($)              SARs (#)
              31
----------    -------  ------  ----- -----------  ----------       ------------      --------
William       1999     0       0     0                             400,000           0
Tan Kim
Wah,
Chairman      1998     0       0     0            $244,620         100,000           0
of the                                            (1a)             (1b)
Board,
President     1997     N/A     N/A   N/A          $393,750         N/A               N/A
and CEO                                           (1b)
----------    ------  -------  ----- ----------  ----------        ------------      --------

(1a) On November 18, 1998, the Company agreed on an annual compensation of $360,000 including expenses, effective February 1998, for Mr. Tan's services. On December 15, 1998, the Company issued to Mr. Tan 400,000 shares of Common Stock, in lieu of payment of Mr. Tan's 1998 accrued salary in consideration for services provided by Mr. Tan. On December 22, 1999, the Company and Mr. Tan rescinded the issuance of these shares to him. Mr. Tan returned the shares to the Company and has waived all compensation due him for his services to the Company.

     (1b) On February 1998, the Company agreed to pay Mr. Tan $10,000 per month for services rendered in 1997 as the Company's Chairman of the Board, President and Chief Executive Officer. On February 20, 1998, the Company issued to Mr. Tan 100,000 shares of Common Stock, valued at $2.25 per share, in lieu of payment of Mr. Tan's 1997 accrued salary, and an additional 75,000 shares of Common Stock in repayment of expenses and advances incurred by Mr. Tan on behalf of the Company. On December 22, 1999, the Company and Mr. Tan rescinded the issuance of the said 100,000 shares to him. Mr. Tan returned the shares to the Company and has waived all compensation due him for his services to the Company. Concurrently with the issuance of the foregoing shares, the Company granted to Mr. Tan options to acquire 100,000 shares of Common Stock, which options were exercisable over a period of two years from the date of issuance, at an exercise price of $5.00 per share. In 1999, the exercise period for these options was extended to October 31, 2001 and the exercise price reduced to $0.75 per share.

         AGGREGATE OPTION GRANTS IN LAST FISCAL YEAR (Individual Grants)

(a)         (b)          (c)                 Exercise Price  Expiration Date

            Shares       Percent of Total
Name        Underlying   Options Granted to
            Options      Employees in Fiscal
            Granted      Year
William
Kim Wah Tan 400,000      32%                  $0.75          November 15, 2004

           RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     Action is to be taken by the stockholders at the Meeting with respect to the ratification of King, Griffin & Adamson, P.C. independent public accountants, as independent accountants for the Company for the fiscal year ending December 31, 2000. King, Griffin & Adamson, P.C. does not have and has not had at any time any direct or indirect financial interest in the Company or any of its subsidiaries and does not have and has not had at any time any connection with the Company or any of its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer, or employee. Neither the Company nor any officer or director of the Company has or has had any interest in King, Griffin & Adamson, P.C.

     The  Board of  Directors  of the  Company  have  approved  King,  Griffin &
Adamson, P.C. as its independent accountants. Prior thereto, they have questioned partners of that firm about its methods of operation and have received assurances that any litigation or other matters involving it do not affect its ability to perform as the Company's independent accountants.

     Representatives of King, Griffin & Adamson, P.C. will be present at the Meeting, will have an opportunity to make statements if they so desire, and will be available to respond to appropriate questions.

     Notwithstanding the ratification by shareholders of the appointment of King, Griffin & Adamson, P.C., the Board of Directors may, if the circumstances dictate, appoint other independent accountants.

     On June 24 1997, the Company retained King, Griffin & Adamson, P.C. as its independent public accountants, replacing King, Griffin & Adamson, P.C., formerly King, Burns & Company, P.C. The change in independent public accountants was approved by the Board of Directors. For the Company's fiscal years ended December 31, 1998 and 1997, the financial statements did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles by King, Griffin & Adamson, P.C., or its predecessor King, Burns & Company, P.C. During the two fiscal years ended December 31, 1998 and 1997, and through the date of the replacement, there were not any disagreements with King, Griffin & Adamson, P.C., or its predecessor King, Burns & Company, P.C. on any matter of accounting principles or practice, financial statement disclosure, auditing scopes or procedure which disagreements if not resolved to the satisfaction of King, Griffin & Adamson, P.C., or its predecessor King, Burns & Company, P.C. would have caused them to make a reference to the subject matter of the disagreements in connection with their last report, nor were there any "reportable events" as defined by the Securities and Exchange Commission. During the two fiscal years ended December 31, 1998 and 1997, the Company had not consulted with King, Griffin & Adamson, P.C. on the application of accounting principles to a specified transaction, or the type of audit opinion that might be rendered on the Company's financial statements or any disagreements or reportable events.


             SECTION 16(a)BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


     Section 16 of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file various reports with the Securities and Exchange Commission concerning their holdings of, and transactions in, securities of the Company. Copies of these filings must be furnished to the Company. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the Company's most recent fiscal year all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners have been met on a timely basis, except William Kim Wah Tan filed four reports in 1999 and one report in February 2000, Ian Edmonds filed one report in May 2000 and Sadasuke Gomi filed one report in May 2000, each of the foregoing untimely reporting one transaction.


                  STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     Stockholders who wish to present proposals for action at the 2001 Annual Meeting of Stockholders should submit their proposals in writing to the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement. Proposals must be received by the Secretary a reasonable time before the Company begins to print and mail its proxy material for that meeting. The Company will notify shareholders of such deadline in its Form 10-QSB for the quarterly period ended June 30, 2000.


                          ANNUAL REPORT TO STOCKHOLDERS

     The Annual Report to Stockholders of the Company for the fiscal year ended December 31, 1999, including audited consolidated financial statements, has been mailed to the stockholders concurrently herewith, but such report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material. Any stockholder who does not receive a copy of such Annual Report to Stockholders may obtain one by writing to the Company.


                                  OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors does not know of any other matters which are to be presented for action at the Meeting. Should any other matters come before the Meeting or any adjournment thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their best judgment and discretion.

                          ANNUAL REPORT ON FORM 10-KSB

     A copy of the Company's Annual Report on Form 10KSB, including the financial statements thereto, but excluding exhibits, as filed with the Securities and Exchange Commission, will be furnished without charge to any person from whom the accompanying proxy is solicited upon written request to Investor Relations, Tech Electro Industries, Inc., 477 Madison Avenue, 24th Floor, New York, New York 10022. If Exhibit copies are requested, a copying charge of $.20 per page will be made.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    Mee Mee Tan
                                    Secretary
New York, New York
May 12, 2000

     STOCKHOLDERS ARE URGED TO SPECIFY THEIR CHOICES AND TO DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

PROXY
                          Tech Electro Industries, Inc.
                         477 Madison Avenue, 24th Floor
                            New York, New York 10022
                                 (212) 583-0900

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             FOR THE ANNUAL MEETING OF SHAREHOLDERS ON June 19, 2000

     The undersigned hereby appoints William Kim Wah Tan and Ian Colin Edmonds as Proxies, each with the power to appoint his substitute, and hereby authorizes them or either of them to represent and to vote as designated below, all the shares of common stock of Tech Electro Industries, Inc. held of record by the undersigned on May 10, 2000, at the Annual Meeting of Stockholders of Tech Electro Industries, Inc. to be held on June 19, 2000, or any adjournment thereof.

1.       ELECTION OF DIRECTORS

FOR all nominees below (except as marked to the contrary below)

WITHHOLD AUTHORITY to vote for all nominees listed below


     (INSTRUCTION: To withhold authority to vote for any individual nominee mark the box next to the nominee's name below):

William Kim Wah Tan                             Sadasuke Gomi
Ian Colin Edmonds


     2. TO RATIFY THE SELECTION OF KING, GRIFFIN & ADAMSON, P.C. AS INDEPENDENT PUBLIC ACCOUNTANTS

FOR      AGAINST           ABSTAIN


     3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournment thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

Dated: ____________, 2000


__________________________________________
Signature of Stockholder

                          (continued on reverse side)

                          (continued from reverse side)


__________________________________________
Signature if held jointly

     Please sign exactly as name appears herein. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

     PLEASE READ, COMPLETE, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.